     COMMON STOCK                                   PAR VALUE $.001

        NUMBER                                          SHARES

INCORPORATED UNDER THE LAWS               THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF DELAWARE                           NEW YORK NY AND

                                  [LOGO]

                             PERFICIENT, INC.


                                                     CUSIP 71375U 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF



PERFICIENT, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
                                            [SEAL]

                                                    COUNTERSIGNED AND REGISTERED

/s/ John A. Hinners              /s/ John T. McDonald

                                                   TRANSFER AGENT AND REGISTRAR
CHIEF FINANCIAL OFFICER  CHIEF EXECUTIVE OFFICER
                              AND DIRECTOR         BY

                                                            AUTHORIZED SIGNATURE

                           PERFICIENT, INC.

    The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




    TEN COM - as tenants in common                   UNIF GIFT MIN ACT -           Custodian
    TEN ENT - as tenants by the entireties                              -----------         ---------
    JT TEN  - as joint tenants with right of                               (Cust)            (Minor)
              survivorship and not as tenants                           under Uniform Gifts to Minors
              in common                                                 Act
                                                                           --------------------------
                                                                                (State)




      Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,                 HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ---------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


------------------------------------------------------------------------ SHARES


OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

----------------------------------------------------------------------- ATTORNEY


TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
     -----------------------------

                        -------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:



BY
  ---------------------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION, (BANKS, STOCKHOLDERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
  MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.